CAMDEN PROPERTY TRUST ANNOUNCES 2023 OPERATING RESULTS,
2024 FINANCIAL OUTLOOK, AND FIRST QUARTER 2024 DIVIDEND

Houston, Texas (February 1, 2024) - Camden Property Trust (NYSE:CPT) (the "Company") announced today operating results for the three and twelve months ended December 31, 2023. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), Core Funds from Operations ("Core FFO"), and Core Adjusted Funds from Operations (“Core AFFO”) for the three and twelve months ended December 31, 2023 are detailed below. A reconciliation of EPS to FFO, Core FFO, and Core AFFO is included in the financial tables accompanying this press release.

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
Per Diluted Share	2023	2022	2023	2022
EPS	$2.03	$0.42	$3.70	$6.04
FFO	$1.72	$1.74	$6.78	$6.59
Core FFO	$1.73	$1.74	$6.82	$6.52
Core AFFO	$1.44	$1.48	$5.94	$5.69

	Three Months Ended	4Q23 Guidance	4Q23 Guidance
Per Diluted Share	December 31, 2023	Midpoint	Variance
EPS	$2.03	$0.39	$1.64
FFO	$1.72	$1.72	$0.00
Core FFO	$1.73	$1.72	$0.01

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	4Q23 vs. 4Q22	4Q23 vs. 3Q23	2023 vs. 2022
Revenues	2.6%	(0.6)%	5.1%
Expenses	7.7%	(2.2)%	6.7%
Net Operating Income ("NOI")	0.0%	0.3%	4.3%

Same Property Results	4Q23	4Q22	3Q23
Occupancy	94.9%	95.8%	95.6%

For 2023, the Company defines same property communities as communities wholly-owned and stabilized since January 1, 2022, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Operating Statistics - Same Property Portfolio

New Lease and Renewal Data - Date Signed (1)	January 2024*	January 2023	4Q23	4Q22
Signed New Lease Rates	(3.8)%	1.8%	(4.3)%	4.0%
Signed Renewal Rates	3.6%	7.1%	3.9%	8.3%
Signed Blended Lease Rates	(0.3)%	4.1%	(0.6)%	6.1%
New Lease and Renewal Data - Date Effective (2)	January 2024*	January 2023	4Q23	4Q22
Effective New Lease Rates	(4.4)%	1.1%	(3.9)%	5.2%
Effective Renewal Rates	3.7%	8.4%	4.4%	10.2%
Effective Blended Lease Rates	(0.6)%	4.8%	0.1%	7.5%

*Data as of January 31, 2024
(1) Average change in same property new lease and renewal rates vs. expiring lease rates when signed.
(2) Average change in same property new lease and renewal rates vs. expiring lease rates when effective.

Occupancy, Bad Debt and Turnover Data	January 2024*	January 2023	4Q23	4Q22
Occupancy	95.0%	95.3%	94.9%	95.8%
Bad Debt	N/A	1.6%	1.1%	1.6%
Annualized Gross Turnover	41%	44%	44%	44%
Annualized Net Turnover	31%	36%	34%	37%
*Data as of January 31, 2024

Development Activity
During the quarter, construction was completed at Camden NoDa in Charlotte, NC. Additionally, leasing began at Camden Woodmill Creek in The Woodlands, TX and leasing continued at Camden Durham in Durham, NC.

Development Communities - Construction Completed and Project in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Cost	as of 1/31/2024
Camden NoDa	Charlotte, NC	387	$107.6	89%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Homes	Estimated Cost	as of 1/31/2024
Camden Durham	Durham, NC	420	$145.0	17%
Camden Woodmill Creek	The Woodlands, TX	189	75.0	15%
Camden Village District	Raleigh, NC	369	138.0
Camden Long Meadow Farms	Richmond, TX	188	80.0
Total		1,166	$438.0

Disposition Activity
During the quarter, the Company disposed of a 714-apartment home community in Costa Mesa, CA for approximately $232.0 million and recognized a gain of approximately $176.4 million. In February 2024, Camden expects to close on a planned disposition of a 592-apartment home community in Atlanta, GA for approximately $115.0 million.

Capital Markets Transactions
During the quarter, the Company issued $500 million senior unsecured notes due 2026. These three-year notes were issued at 99.997% of par value with a coupon of 5.850%, a yield of 5.85%, and effective interest rate of 6.08% per annum after giving effect to deducting the underwriting discounts and other expenses of the offering. In connection with the offering of the notes, Camden initiated a forward interest rate swap agreement with an aggregate notional amount of $500 million. Under the interest rate swap agreement, the Company receives a fixed rate of 5.85% and pays a floating interest rate of daily compounded SOFR plus 1.12%.

Subsequent to quarter-end, the Company issued $400 million senior unsecured notes due 2034. These ten-year notes were issued at 99.638% of par value with a coupon of 4.900%, a yield of 4.94%, and effective interest rate of 5.06% per annum after giving effect to deducting the underwriting discounts and other expenses of the offering. Also subsequent to quarter-end, the Company repaid the outstanding balance on its $300 million unsecured term loan and repaid its 4.36% $250 million senior unsecured notes payable which matured in January 2024.

Liquidity Analysis
As of December 31, 2023, Camden had over $1.4 billion of liquidity comprised of approximately $259.7 million in cash and cash equivalents, and nearly $1.2 billion of availability under its unsecured credit facility. At quarter-end, the Company had $137.6 million left to fund under its existing wholly-owned development pipeline.

Earnings Guidance
Camden provided initial earnings guidance for 2024 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for first quarter 2024 as detailed below. Expected EPS excludes gains, if any, from future real estate transactions.

	1Q24	2024
Per Diluted Share	Range	Range	Midpoint
EPS	$0.74 - $0.78	$1.72 - $2.02	$1.87
FFO	$1.62 - $1.66	$6.54 - $6.84	$6.69
Core FFO(1)	$1.65 - $1.69	$6.59 - $6.89	$6.74
(1) The Company's 2024 core FFO guidance includes approximately $0.05 per share of non-core adjustments for casualty-related expenses, legal costs, loss on early retirement of debt, and expensed pursuit costs.

	2024
Same Property Growth Guidance	Range	Midpoint
Revenues	0.50% - 2.50%	1.50%
Expenses	3.75% - 5.25%	4.50%
NOI	(1.50%) - 1.50%	0.00%
Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2024 financial outlook including key assumptions for same property growth and a reconciliation of expected EPS to expected FFO and expected Core FFO are included in the financial tables accompanying this press release.

Quarterly Dividend Declaration

Camden's Board of Trust Managers declared a first quarter 2024 dividend of $1.03 per common share payable on April 17, 2024 to shareholders of record as of March 29, 2024. In declaring the dividend, the Board of Trust Managers considered a number of factors, including the Company's past performance and future prospects, as described in this press release.

Conference Call

Friday, February 2, 2024 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061; Passcode: 5105539
Webcast: https://investors.camdenliving.com

The Company strongly encourages interested parties to join the call via webcast in order to view any associated videos, slide presentations, etc. The dial-in phone line will be reserved for accredited analysts and investors who plan to pose questions to Management during the Q&A session of the call.

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 500 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns and operates 172 properties containing 58,634 apartment homes across the United States. Upon completion of 4 properties currently under development, the Company’s portfolio will increase to 59,800 apartment homes in 176 properties. Camden has been recognized as one of the 100 Best Companies to Work For® by FORTUNE magazine for 16 consecutive years, most recently ranking #33. For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
OPERATING DATA

Property revenues (a)	$387,587	$375,909	$1,542,027	$1,422,756

Property expenses
Property operating and maintenance	89,873	81,233	353,911	315,737
Real estate taxes	46,664	45,896	195,009	182,344
Total property expenses	136,537	127,129	548,920	498,081

Non-property income
Fee and asset management	1,078	931	3,451	5,188
Interest and other income	322	138	879	3,019
Income/(loss) on deferred compensation plans	9,981	8,813	15,398	(19,637)
Total non-property income/(loss)	11,381	9,882	19,728	(11,430)

Other expenses
Property management	8,767	7,373	33,706	28,601
Fee and asset management	440	426	1,717	2,516
General and administrative	15,744	15,887	62,506	60,413
Interest	33,968	30,668	133,395	113,424
Depreciation and amortization	144,956	147,271	574,813	577,020
Expense/(benefit) on deferred compensation plans	9,981	8,813	15,398	(19,637)
Total other expenses	213,856	210,438	821,535	762,337

Loss on early retirement of debt	—	—	(2,513)	—
Gain on sale of operating properties, including land	176,497	—	225,416	36,372
Gain on acquisition of unconsolidated joint venture interests	—	—	—	474,146
Equity in income of joint ventures	—	—	—	3,048
Income from continuing operations before income taxes	225,072	48,224	414,203	664,474
Income tax expense	(897)	(753)	(3,650)	(2,966)
Net income	224,175	47,471	410,553	661,508
Less income allocated to non-controlling interests	(1,845)	(1,762)	(7,244)	(7,895)
Net income attributable to common shareholders	$222,330	$45,709	$403,309	$653,613

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$224,175	$47,471	$410,553	$661,508
Other comprehensive income
Unrealized loss on cash flow hedging activities	(728)	—	(728)	—
Unrealized gain (loss) and unamortized prior service cost on post retirement obligation	(183)	489	(183)	489
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	358	369	1,433	1,476
Comprehensive income	223,622	48,329	411,075	663,473
Less income allocated to non-controlling interests	(1,845)	(1,762)	(7,244)	(7,895)
Comprehensive income attributable to common shareholders	$221,777	$46,567	$403,831	$655,578

PER SHARE DATA

Total earnings per common share - basic	$2.04	$0.42	$3.71	$6.07
Total earnings per common share - diluted	2.03	0.42	3.70	6.04

Weighted average number of common shares outstanding:
Basic	108,698	108,467	108,653	107,605
Diluted	110,312	108,512	109,399	108,388

(a) We elected to combine lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended December 31, 2023, we recognized $387.6 million of property revenue which consisted of approximately $346.0 million of rental revenue and approximately $41.6 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to property revenue of $375.9 million recognized for the three months ended December 31, 2022, made up of approximately $336.0 million of rental revenue and approximately $39.9 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the twelve months ended December 31, 2023, we recognized $1,542.0 million of property revenue which consisted of approximately $1,374.0 million of rental revenue and approximately $168.0 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. This compares to the $1,422.8 million of property revenue recognized for the twelve months ended December 31, 2022, made up of approximately $1,266.0 million of rental revenue and approximately $156.8 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. Revenue related to utility rebilling to residents was $10.7 million and $10.0 million for the three months ended December 31, 2023 and 2022, respectively and was $42.0 million and $37.5 million for the twelve months ended December 31, 2023 and 2022, respectively.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$222,330	$45,709	$403,309	$653,613
Real estate depreciation and amortization	141,892	144,105	562,654	565,913
Adjustments for unconsolidated joint ventures	—	—	—	2,709
Income allocated to non-controlling interests	1,845	1,762	7,244	7,895
Gain on sale of operating properties	(176,412)	—	(225,331)	(36,372)
Gain on acquisition of unconsolidated joint venture interests	—	—	—	(474,146)
Funds from operations	$189,655	$191,576	$747,876	$719,612

Plus: Casualty-related expenses, net of recoveries	683	625	1,186	2,282
Plus: Severance	—	—	—	896
Plus: Legal costs and settlements, net of recoveries	196	—	280	555
Plus: Loss on early retirement of debt	—	—	2,513	—
Plus: Expensed development & other pursuit costs	—	—	471	—
Less: Net below market lease amortization	—	(722)	—	(8,467)
Less: Miscellaneous (income)/expense (a)	—	—	(364)	(2,071)
Core funds from operations	$190,534	$191,479	$751,962	$712,807

Less: recurring capitalized expenditures (b)	(31,927)	(29,033)	(97,094)	(90,715)

Core adjusted funds from operations	$158,607	$162,446	$654,868	$622,092

PER SHARE DATA
Funds from operations - diluted	$1.72	$1.74	$6.78	$6.59
Core funds from operations - diluted	1.73	1.74	6.82	6.52
Core adjusted funds from operations - diluted	1.44	1.48	5.94	5.69
Distributions declared per common share	1.00	0.94	4.00	3.76

Weighted average number of common shares outstanding:
FFO/Core FFO/Core AFFO - diluted	110,312	110,117	110,269	109,261

PROPERTY DATA
Total operating properties (end of period) (c)	172	172	172	172
Total operating apartment homes in operating properties (end of period) (c)	58,634	58,702	58,634	58,702
Total operating apartment homes (weighted average)	59,245	58,621	59,068	56,566

(a) Activity relates to proceeds from a previously sold technology investment.

(b) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(c) Includes joint ventures and properties held for sale, if any.

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022
ASSETS
Real estate assets, at cost
Land	$1,711,873	$1,732,804	$1,727,182	$1,722,881	$1,716,273
Buildings and improvements	10,993,390	10,963,667	10,848,837	10,778,795	10,674,619
	12,705,263	12,696,471	12,576,019	12,501,676	12,390,892
Accumulated depreciation	(4,332,524)	(4,254,388)	(4,113,095)	(3,987,438)	(3,848,111)
Net operating real estate assets	8,372,739	8,442,083	8,462,924	8,514,238	8,542,781
Properties under development, including land	486,864	499,761	516,543	515,134	524,981
Total real estate assets	8,859,603	8,941,844	8,979,467	9,029,372	9,067,762
Accounts receivable – affiliates	11,905	12,057	12,121	12,121	13,364
Other assets, net (a)	244,182	237,594	239,958	226,394	229,371
Cash and cash equivalents	259,686	14,600	20,326	20,419	10,687
Restricted cash	8,361	8,369	8,531	6,863	6,751
Total assets	$9,383,737	$9,214,464	$9,260,403	$9,295,169	$9,327,935

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$3,385,309	$3,323,057	$3,352,415	$3,232,682	$3,165,924
Secured	330,127	330,071	330,015	515,134	514,989
Accounts payable and accrued expenses	222,599	211,759	192,613	191,468	211,370
Accrued real estate taxes	96,517	128,794	93,642	48,084	95,551
Distributions payable	110,427	110,463	110,465	110,444	103,628
Other liabilities (b)	186,987	175,341	189,711	193,804	179,552
Total liabilities	4,331,966	4,279,485	4,268,861	4,291,616	4,271,014

Equity
Common shares of beneficial interest	1,156	1,156	1,156	1,156	1,156
Additional paid-in capital	5,914,868	5,911,627	5,907,828	5,903,437	5,897,454
Distributions in excess of net income attributable to common shareholders	(613,651)	(727,117)	(666,218)	(648,457)	(581,532)
Treasury shares	(320,364)	(320,702)	(320,675)	(321,431)	(328,684)
Accumulated other comprehensive loss (c)	(1,252)	(699)	(1,057)	(1,415)	(1,774)
Total common equity	4,980,757	4,864,265	4,921,034	4,933,290	4,986,620
Non-controlling interests	71,014	70,714	70,508	70,263	70,301
Total equity	5,051,771	4,934,979	4,991,542	5,003,553	5,056,921
Total liabilities and equity	$9,383,737	$9,214,464	$9,260,403	$9,295,169	$9,327,935

(a) Includes net deferred charges of:	$5,879	$6,481	$7,033	$7,710	$8,413

(b) Includes deferred revenues of:	$1,030	$1,167	$1,239	$1,348	$304

(c) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net loss on cash flow hedging activities.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies.

Core FFO

Core FFO represents FFO as further adjusted for items not considered part of our core business operations, such as casualty-related expenses, net of (recoveries), severance, legal costs and settlements, net of recoveries, loss on early retirement of debt, expensed development and other pursuit costs, net below market lease amortization, and miscellaneous (income)/expense adjustments. We consider Core FFO to be a helpful supplemental measure of operating performance as it excludes not only depreciation expense of real estate assets, but it also excludes certain items which by their nature are not comparable period over period and therefore tends to obscure actual operating performance. Our definition of Core FFO may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs.

Core Adjusted FFO

In addition to FFO & Core FFO, we compute Core Adjusted FFO ("Core AFFO") as a supplemental measure of operating performance. Core AFFO is calculated utilizing Core FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to Core FFO and Core AFFO is provided below:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Net income attributable to common shareholders	$222,330	$45,709	$403,309	$653,613
Real estate depreciation and amortization	141,892	144,105	562,654	565,913
Adjustments for unconsolidated joint ventures	—	—	—	2,709
Income allocated to non-controlling interests	1,845	1,762	7,244	7,895
Gain on sale of operating properties	(176,412)	—	(225,331)	(36,372)
Gain on acquisition of unconsolidated joint venture interests	—	—	—	(474,146)
Funds from operations	$189,655	$191,576	$747,876	$719,612

Plus: Casualty-related expenses, net of recoveries	683	625	1,186	2,282
Plus: Severance	—	—	—	896
Plus: Legal costs and settlements, net of recoveries	196	—	280	555
Plus: Loss on early retirement of debt	—	—	2,513	—
Plus: Expensed development & other pursuit costs	—	—	471	—
Less: Net below market lease amortization	—	(722)	—	(8,467)
Less: Miscellaneous (income)/expense (a)	—	—	(364)	(2,071)
Core funds from operations	$190,534	$191,479	$751,962	$712,807

Less: recurring capitalized expenditures	(31,927)	(29,033)	(97,094)	(90,715)

Core adjusted funds from operations	$158,607	$162,446	$654,868	$622,092

Weighted average number of common shares outstanding:
EPS diluted	110,312	108,512	109,399	108,388
FFO/Core FFO/ Core AFFO diluted	110,312	110,117	110,269	109,261
a) Activity relates to proceeds from an earn-out from a previously sold technology investment

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Reconciliation of FFO, Core FFO, and Core AFFO per share

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Total Earnings Per Common Share - Diluted	$2.03	$0.42	$3.70	$6.04
Real estate depreciation and amortization	1.28	1.31	5.07	5.15
Adjustments for unconsolidated joint ventures	—	—	—	0.02
Income allocated to non-controlling interests	0.01	0.01	0.05	0.05
Gain on sale of operating property	(1.60)	—	(2.04)	(0.33)
Gain on acquisition of unconsolidated joint venture interests	—	—	—	(4.34)
FFO per common share - Diluted	$1.72	$1.74	$6.78	$6.59

Plus: Casualty-related expenses, net of recoveries	0.01	0.01	0.01	0.02
Plus: Severance	—	—	—	0.01
Plus: Legal costs and settlements, net of recoveries	—	—	—	—
Plus: Loss on early retirement of debt	—	—	0.03	—
Plus: Expensed development & other pursuit costs	—	—	—	—
Less: Net below market lease amortization	—	(0.01)	—	(0.08)
Less: Miscellaneous (income)/expense (a)	—	—	—	(0.02)
Core FFO per common share - Diluted	$1.73	$1.74	$6.82	$6.52

Less: recurring capitalized expenditures	(0.29)	(0.26)	(0.88)	(0.83)

Core AFFO per common share - Diluted	$1.44	$1.48	$5.94	$5.69

Expected FFO & Core FFO

Expected FFO and Core FFO is calculated in a method consistent with historical FFO and Core FFO, and is considered appropriate supplemental measures of expected operating performance when compared to expected earnings per common share (EPS). A reconciliation of the ranges provided for diluted EPS to expected FFO and expected Core FFO per diluted share is provided below:

	1Q24	Range	2024	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.74	$0.78	$1.72	$2.02
Expected real estate depreciation and amortization	1.28	1.28	5.17	5.17
Expected income allocated to non-controlling interests	0.01	0.01	0.06	0.06
Expected (gain) on sale of operating properties	(0.41)	(0.41)	(0.41)	(0.41)
Expected FFO per share - diluted	$1.62	$1.66	$6.54	$6.84
Anticipated Adjustments to FFO	0.03	0.03	0.05	0.05
Expected Core FFO per share - diluted	$1.65	$1.69	$6.59	$6.89

Note: This table contains forward-looking statements. Please see paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11 of the supplement. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. Our definition of NOI may differ from other REITs and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of net income to net operating income is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2023	2022	2023	2022
Net income	$224,175	$47,471	$410,553	$661,508
Less: Fee and asset management income	(1,078)	(931)	(3,451)	(5,188)
Less: Interest and other income	(322)	(138)	(879)	(3,019)
Less: Income/(loss) on deferred compensation plans	(9,981)	(8,813)	(15,398)	19,637
Plus: Property management expense	8,767	7,373	33,706	28,601
Plus: Fee and asset management expense	440	426	1,717	2,516
Plus: General and administrative expense	15,744	15,887	62,506	60,413
Plus: Interest expense	33,968	30,668	133,395	113,424
Plus: Depreciation and amortization expense	144,956	147,271	574,813	577,020
Plus: Expense/(benefit) on deferred compensation plans	9,981	8,813	15,398	(19,637)
Plus: Loss on early retirement of debt	—	—	2,513	—
Less: Gain on sale of operating properties, including land	(176,497)	—	(225,416)	(36,372)
Less: Gain on acquisition of unconsolidated joint venture interests	—	—	—	(474,146)
Less: Equity in income of joint ventures	—	—	—	(3,048)
Plus: Income tax expense	897	753	3,650	2,966
NOI	$251,050	$248,780	$993,107	$924,675

"Same Property" Communities	$202,942	$202,930	$804,175	$770,987
Non-"Same Property" Communities	41,983	39,753	163,983	123,942
Development and Lease-Up Communities	1,262	25	2,615	28
Disposition/Other	4,863	6,072	22,334	29,718
NOI	$251,050	$248,780	$993,107	$924,675

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

EBITDAre and Adjusted EBITDAre

Earnings Before Interest, Taxes, Depreciation, and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre are supplemental measures of our financial performance. EBITDAre is calculated in accordance with the definition adopted by NAREIT as earnings before interest, taxes, depreciation and amortization plus or minus losses and gains on the disposition of depreciated property, including gains (losses) on change of control, plus impairment write-downs of depreciated property with adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures.

Adjusted EBITDAre represents EBITDAre as further adjusted for non-core items. Adjusted EBITDAre excludes equity in (income) loss of joint ventures, (gain) loss on land, and loss on early retirement of debt. The Company considers EBITDAre and Adjusted EBITDAre to be appropriate supplemental measures of operating performance to net income because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDAre is Adjusted EBITDAre as reported for the period multiplied by 4 for quarter results. A reconciliation of net income to EBITDAre and adjusted EBITDAre is provided below:

	Three months ended December 31,		Twelve months ended December 31,
	2023	2022	2023	2022
Net income	$224,175	$47,471	$410,553	$661,508
Plus: Interest expense	33,968	30,668	133,395	113,424
Plus: Depreciation and amortization expense	144,956	147,271	574,813	577,020
Plus: Income tax expense	897	753	3,650	2,966
Less: Gain on sale of operating properties, including land	(176,497)	—	(225,416)	(36,372)
Less: Gain on acquisition of unconsolidated joint venture interests	—	—	—	(474,146)
EBITDAre	$227,499	$226,163	$896,995	$844,400
Plus: Loss on early retirement of debt	—	—	2,513	—
Plus: Casualty-related expenses, net of recoveries	683	625	1,186	2,282
Plus: Severance	—	—	—	896
Plus: Legal costs and settlements, net of recoveries	196	—	280	555
Plus: Expensed development & other pursuit costs	—	—	471	—
Less: Equity in income of joint ventures	—	—	—	(3,048)
Less: Net below market lease amortization	—	(722)	—	(8,467)
Less: Miscellaneous (income)/expense (a)	—	—	(364)	(2,071)
Adjusted EBITDAre	$228,378	$226,066	$901,081	$834,547
Annualized Adjusted EBITDAre	$913,512	$904,264	$901,081	$834,547

Net Debt to Annualized Adjusted EBITDAre

The Company believes Net Debt to Annualized Adjusted EBITDAre to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDAre for the following periods:

Net Debt:

	Average monthly balance for the		Average monthly balance for the
	Three months ended December 31,		Twelve months ended December 31,
	2023	2022	2023	2022
Unsecured notes payable	$3,394,948	$3,188,976	$3,350,767	$3,242,448
Secured notes payable	330,108	514,940	391,745	386,096
Total debt	3,725,056	3,703,916	3,742,512	3,628,544
Less: Cash and cash equivalents	(95,392)	(3,562)	(30,257)	(186,178)
Net debt	$3,629,664	$3,700,354	$3,712,255	$3,442,366

Net Debt to Annualized Adjusted EBITDAre:

	Three months ended December 31,		Twelve months ended December 31,
	2023	2022	2023	2022
Net debt	$3,629,664	$3,700,354	$3,712,255	$3,442,366
Annualized Adjusted EBITDAre	913,512	904,264	901,081	834,547
Net Debt to Annualized Adjusted EBITDAre	4.0x	4.1x	4.1x	4.1x

CAMDEN	2024 FINANCIAL OUTLOOK
AS OF FEBRUARY 1, 2024

(Unaudited)

Earnings Guidance - Per Diluted Share
Expected FFO per share - diluted	$6.54 - $6.84
Expected CORE FFO per share - diluted	$6.59 - $6.89

"Same Property" Communities
Number of Units - 2024	55,866
2023 Base Net Operating Income	$933 million
Total Revenue Growth	0.50% - 2.50%
Total Expense Growth	3.75% - 5.25%
Net Operating Income Growth	(1.50%) - 1.50%
Impact from 1.0% change in NOI Growth is approximately $0.084 / share
Bad Debt Midpoint	1.1%

Capitalized Expenditures
Recurring	$101 - $105 million
Revenue Enhancing Capex and Repositions (a)	$90 - $94 million
Non - Recurring Capital Expenditures	$23 - $25 million

Acquisitions/Dispositions
Acquisition Volume (consolidated on balance sheet)	$0 - $500 million
Disposition Volume (consolidated on balance sheet)	$115 - $615 million

Development
Development Starts (consolidated on balance sheet)	$0 - $300 million
Development Spend (consolidated on balance sheet)	$160 - $190 million

Non-Property Income
Non-Property Income	$7 - $8 million
Includes: Fee and asset management income and interest and other income

CORE Corporate Expenses
General and Administrative Expenses	$61 - $65 million
Property Management Expense	$34 - $37 million
Fee and Asset Management Expense	$1 - $2 million
Corporate G&A Depreciation/Amortization	$11 - $14 million
Income Tax Expense	$3 - $4 million
Non-CORE Corporate Expenses / Insurance Adjustments	$5 - $6 million

Capital
Expensed Interest	$124 - $128 million
Capitalized Interest	$17 - $18 million

(a) Revenue Enhancing Capex and Repositions are capital expenditures that improve a community's cash flow and competitive position, typically kitchen and bath upgrades, or other new amenities.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document. Additionally, please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.